===============================================================================

             UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549


                                 FORM 8-K


                              CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934



     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 6, 2000



                         STEWART ENTERPRISES, INC.
          (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

     LOUISIANA                     0-19508          72-0693290
(STATE OR OTHER JURISDICTION     (COMMISSION     (I.R.S. EMPLOYER
    OF INCORPORATION)            FILE NUMBER)   IDENTIFICATION NO.)



                      110 VETERANS MEMORIAL BOULEVARD
                        METAIRIE, LOUISIANA  70005
            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



                              (504) 837-5880
           (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                              NOT APPLICABLE
       (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


===============================================================================

ITEM 5.  OTHER EVENTS

    The   Company  changed  the  following  accounting  principle  effective
November 1, 1998:

    The Company now defers all of the earnings realized by irrevocable prearranged funeral trust funds until the underlying funeral service is delivered. Previously, the Company recognized a portion of those earnings and deferred the remainder to offset the estimated future effects of inflation.

    The cumulative effect of this change on years prior to the year ended October 31, 1999, resulted in a decrease in net earnings for the year ended October 31, 1999, of $50.1 million (net of a $28.8 million income tax benefit), or $.47 per share. The effect of the change in accounting principle for the year ended October 31, 1999, resulted in a decrease in net earnings of $16.2 million, or $.15 per share, for the year.

    The following statements of earnings for fiscal year 1998 and 1999 periods are presented on a pro forma basis to reflect the change in the Company's accounting principle, as if such principle had been in effect during all prior periods.

                         STEWART ENTERPRISES, INC.
                              AND SUBSIDIARIES

               PRO FORMA CONSOLIDATED STATEMENTS OF EARNINGS
                                (UNAUDITED)
              (DOLLARS IN THOUSANDS, EXCEPT PER-SHARE AMOUNTS)

                                                        THREE MONTHS      THREE MONTHS     SIX MONTHS
                                                            ENDED            ENDED            ENDED
                                                      JANUARY 31, 1998   APRIL 30, 1998   APRIL 30, 1998
                                                      ----------------   --------------   --------------
Revenues:
  Funeral ........................................    $    85,078        $    87,379      $    172,457
  Cemetery .......................................         62,391             62,826           125,217
                                                      -----------        -----------      ------------
                                                          147,469            150,205           297,674
                                                      -----------        -----------      ------------

Costs and expenses:
  Funeral ........................................         58,861             61,209           120,070
  Cemetery .......................................         44,331             43,823            88,154
                                                      -----------        -----------      ------------
                                                          103,192            105,032           208,224
                                                      -----------        -----------      ------------
  Gross profit ...................................         44,277             45,173            89,450
Corporate general and administrative expenses ....          4,024              4,144             8,168
                                                      -----------        -----------      ------------
  Operating earnings before performance-based
   stock options .................................         40,253             41,029            81,282
Performance-based stock options ..................            -               76,762            76,762
                                                      -----------        -----------      ------------
  Operating earnings .............................         40,253            (35,733)(1)         4,520(1)
Interest expense, net ............................         (9,411)            (9,289)          (18,700)
Other income .....................................            823                884             1,707
                                                      -----------        -----------      ------------
  Earnings before income taxes ...................         31,665            (44,138)(1)       (12,473)(1)
Income taxes .....................................         10,924            (15,227)           (4,303)
                                                      -----------        -----------      ------------
  Net earnings ...................................    $    20,741        $   (28,911)(1)  $     (8,170)(1)
                                                      ===========        ===========      ============


Net earnings per share:
  Basic ..........................................    $      0.21        $     (0.30)(1)  $      (0.08)(1)
                                                      ===========        ===========      ============
  Diluted ........................................    $      0.21        $     (0.30)(1)  $      (0.08)(1)
                                                      ===========        ===========      ============


Weighted average shares outstanding (in thousands):
  Basic ..........................................         97,401             97,547            97,473
                                                      ===========        ===========      ============
  Diluted ........................................         98,134             97,547            97,473
                                                      ===========        ===========      ============

--------------------
(1) Includes a nonrecurring, noncash charge of $76,762 ($50,279, or $.51 per share, after tax) recorded during the second quarter of fiscal year 1998 in connection with the vesting of the Company's performance-based stock options.

                          STEWART ENTERPRISES, INC.
                              AND SUBSIDIARIES

               PRO FORMA CONSOLIDATED STATEMENTS OF EARNINGS
                                (UNAUDITED)
              (DOLLARS IN THOUSANDS, EXCEPT PER-SHARE AMOUNTS)


                                                                     THREE MONTHS   NINE MONTHS
                                                                        ENDED          ENDED
                                                                    JULY 31, 1998  JULY 31, 1998
                                                                    -------------  -------------
Revenues:
    Funeral .....................................................   $    91,966    $   264,423
    Cemetery ....................................................        72,527        197,744
                                                                    -----------    -----------
                                                                        164,493        462,167
                                                                    -----------    -----------

Costs and expenses:
    Funeral .....................................................        66,191        186,261
    Cemetery ....................................................        51,566        139,720
                                                                    -----------    -----------
                                                                        117,757        325,981
                                                                    -----------   ------------
    Gross profit ................................................        46,736        136,186
Corporate general and administrative expenses ...................         4,139         12,307
                                                                    -----------   ------------
    Operating earnings before performance-based stock options ...        42,597        123,879
Performance-based stock options .................................           -           76,762
                                                                    -----------   ------------
    Operating earnings ..........................................        42,597         47,117(1)
Interest expense, net ...........................................       (10,827)       (29,527)
Other income ....................................................         1,057          2,764
                                                                    -----------   ------------
    Earnings before income taxes ................................        32,827         20,354(1)
Income taxes ....................................................        11,447          7,144
                                                                    -----------   ------------
    Net earnings ................................................   $    21,380   $     13,210(1)
                                                                    ===========   ============


Net earnings per share:
    Basic .......................................................   $      0.22   $       0.14(1)
                                                                    ===========   ============
    Diluted .....................................................   $      0.22   $       0.13(1)
                                                                    ===========   ============

Weighted average shares outstanding (in thousands):
    Basic .......................................................        97,784         97,578
                                                                    ===========   ============
    Diluted .....................................................        98,616         98,368
                                                                    ===========   ============

--------------------
(1) Includes a nonrecurring, noncash charge of $76,762 ($50,279, or $.51 per share, after tax) recorded during the second quarter of fiscal year 1998 in connection with the vesting of the Company's performance-based stock options.

                          STEWART ENTERPRISES, INC.
                              AND SUBSIDIARIES

               PRO FORMA CONSOLIDATED STATEMENTS OF EARNINGS
                                (UNAUDITED)
              (DOLLARS IN THOUSANDS, EXCEPT PER-SHARE AMOUNTS)

                                                                          THREE MONTHS         YEAR
                                                                              ENDED            ENDED
                                                                        OCTOBER 31, 1998  OCTOBER 31, 1998
                                                                        ----------------  ----------------
Revenues:
    Funeral .....................................................       $     101,180     $    365,603
    Cemetery ....................................................              71,526          269,270
                                                                        -------------     ------------
                                                                              172,706          634,873
                                                                        -------------     ------------
Costs and expenses:
    Funeral .....................................................              74,408          260,669
    Cemetery ....................................................              51,992          191,712
                                                                        -------------     ------------
                                                                              126,400          452,381
                                                                        -------------     ------------
    Gross profit ................................................              46,306          182,492
Corporate general and administrative expenses ...................               4,314           16,621
                                                                        -------------     ------------
    Operating earnings before performance-based stock options ...              41,992          165,871
Performance-based stock options .................................                 -             76,762
                                                                        -------------     ------------
    Operating earnings ..........................................              41,992           89,109(1)
Interest expense, net ...........................................             (12,265)         (41,792)
Other income ....................................................               1,391            4,155
                                                                        -------------     ------------
    Earnings before income taxes ................................              31,118           51,472(1)
Income taxes ....................................................              11,129           18,273
                                                                        -------------     ------------
    Net earnings ................................................       $      19,989     $     33,199(1)
                                                                        =============     ============

Net earnings per share:
    Basic .......................................................       $        0.20     $       0.34(1)
                                                                        =============     ============
    Diluted .....................................................       $        0.20     $       0.34(1)
                                                                        =============     ============


Weighted average shares outstanding (in thousands):

    Basic .......................................................              98,026            97,691
                                                                        =============     =============
    Diluted .....................................................              98,674            98,444
                                                                        =============     =============

----------------------------
(1) Includes a nonrecurring, noncash charge of $76,762 ($50,279, or $.51 per share, after tax) recorded during the second quarter of fiscal year 1998 in connection with the vesting of the Company's performance-based stock options.

                           STEWART ENTERPRISES, INC.
                              AND SUBSIDIARIES

               PRO FORMA CONSOLIDATED STATEMENTS OF EARNINGS
                                (UNAUDITED)
              (DOLLARS IN THOUSANDS, EXCEPT PER-SHARE AMOUNTS)


                                                               THREE MONTHS      THREE MONTHS       SIX MONTHS
                                                                   ENDED            ENDED              ENDED
                                                             JANUARY 31, 1999   APRIL 30, 1999   APRIL 30, 1999
                                                             ----------------   --------------   --------------
Revenues:
  Funeral ................................................   $  106,734         $  113,198       $  219,932
  Cemetery ...............................................       71,438             81,099          152,537
                                                             ----------         ----------       ----------
                                                                178,172            194,297          372,469
                                                             ----------         ----------       ----------

Costs and expenses:
  Funeral ................................................       73,258             80,114          153,372
  Cemetery ...............................................       50,673             56,515          107,188
                                                             ----------         ----------       ----------
                                                                123,931            136,629          260,560
                                                             ----------         ----------       ----------
  Gross profit ...........................................       54,241             57,668          111,909
Corporate general and administrative expenses ............        4,015              4,333            8,348
                                                             ----------         ----------       ----------
  Operating earnings .....................................       50,226             53,335          103,561
Interest expense, net ....................................      (13,806)           (11,688)         (25,494)
Other income .............................................          590              1,043            1,633
                                                             ----------         ----------       ----------
  Earnings before income taxes ...........................       37,010             42,690           79,700
Income taxes .............................................       13,509             15,582           29,091
                                                             ----------         ----------       ----------
  Net earnings ...........................................   $   23,501(2)      $   27,108       $   50,609(2)
                                                             ==========         ==========       ==========

Net earnings per share:
  Basic ..................................................   $     0.24(2)      $     0.24       $     0.48(2)
                                                             ==========         ==========       ==========
  Diluted ................................................   $     0.24(2)      $     0.24       $     0.48(2)
                                                             ==========         ==========       ==========

Weighted average shares outstanding (in thousands):
  Basic ..................................................       98,045            111,707          104,687
                                                             ==========         ==========       ==========
  Diluted ................................................       98,721            112,192          105,286
                                                             ==========         ==========       ==========


------------------------------------
(2) Excludes the cumulative effect of the change in accounting principle on prior years, which resulted in a decrease in net earnings for the year ended October 31, 1999, of $50,101 (net of a $28,798 income tax benefit), or $.51 per share in the three months ended January 31, 1999, $.48 per share in the six months ended April 30, 1999, and $.47 per share in the nine months ended July 31, 1999, and the year ended October 31, 1999.

                         STEWART ENTERPRISES, INC.
                              AND SUBSIDIARIES

               PRO FORMA CONSOLIDATED STATEMENTS OF EARNINGS
                                (UNAUDITED)
              (DOLLARS IN THOUSANDS, EXCEPT PER-SHARE AMOUNTS)


                                                        THREE MONTHS     NINE MONTHS
                                                            ENDED           ENDED
                                                        JULY 31, 1999   JULY 31, 1999
                                                        -------------   -------------
Revenues:
    Funeral .........................................   $     112,099   $     332,031
    Cemetery ........................................          81,622         234,159
                                                        -------------   -------------
                                                              193,721         566,190
                                                        -------------   -------------
Costs and expenses:
    Funeral .........................................          80,668         234,040
    Cemetery ........................................          59,379         166,567
                                                        -------------   -------------
                                                              140,047         400,607
                                                        -------------   -------------
    Gross profit ....................................          53,674         165,583
Corporate general and administrative expenses .......           5,012          13,360
                                                        -------------   -------------
    Operating earnings ..............................          48,662         152,223
Interest expense, net ...............................         (13,224)        (38,718)
Other income ........................................           1,328           2,961
                                                        -------------   -------------
    Earnings before income taxes ....................          36,766         116,466
Income taxes ........................................          13,419          42,510
                                                        -------------   -------------
    Net earnings ....................................   $      23,347   $      73,956(2)
                                                        =============   =============

Net earnings per share:
    Basic ...........................................   $        0.21   $        0.69(2)
                                                        =============   =============
    Diluted .........................................   $        0.21   $        0.69(2)
                                                        =============   =============

Weighted average shares outstanding (in thousands):
    Basic ...........................................         111,752         107,068
                                                        =============   =============
    Diluted .........................................         112,196         107,604
                                                        =============   =============



---------------------
(2) Excludes the cumulative effect of the change in accounting principle on prior years, which resulted in a decrease in net earnings for the year ended October 31, 1999, of $50,101 (net of a $28,798 income tax benefit), or $.51 per share in the three months ended January 31, 1999, $.48 per share in the six months ended April 30, 1999, and $.47 per share in the nine months ended July 31, 1999, and the year ended October 31, 1999.

                         STEWART ENTERPRISES, INC.
                              AND SUBSIDIARIES

                    CONSOLIDATED STATEMENTS OF EARNINGS
                                (UNAUDITED)
              (DOLLARS IN THOUSANDS, EXCEPT PER-SHARE AMOUNTS)


                                                        THREE MONTHS              YEAR
                                                           ENDED                  ENDED
                                                      OCTOBER 31, 1999     OCTOBER 31, 1999
                                                      ----------------     ----------------
                                                                (AS REPORTED)

Revenues:
    Funeral .....................................     $     113,846        $    445,877
    Cemetery ....................................            76,072             310,231
                                                      -------------        ------------
                                                            189,918             756,108
                                                      -------------        ------------

Costs and expenses:
    Funeral .....................................            84,962             319,002
    Cemetery ....................................            60,138             226,705
                                                      -------------        ------------
                                                            145,100             545,707
                                                      -------------        ------------
    Gross profit ................................            44,818             210,401
Corporate general and administrative expenses ...             5,801              19,161
                                                      -------------        ------------
    Operating earnings ..........................            39,017             191,240
Interest expense, net ...........................           (13,456)            (52,174)
Other income                                                    524               3,485
                                                      -------------        ------------
    Earnings before income taxes ................            26,085             142,551
Income taxes ....................................             9,521              52,031
                                                      -------------        ------------
    Net earnings ................................     $      16,564        $     90,520(2)
                                                      =============        ============
Net earnings per share:
    Basic .......................................     $        0.15        $       0.84(2)
                                                      =============        ============
    Diluted .....................................     $        0.15        $       0.84(2)
                                                      =============        ============

Weighted average shares outstanding (in thousands):
    Basic .......................................           108,445             107,452
                                                      =============        ============
    Diluted .....................................           108,445             107,834
                                                      =============        ============



-------------------------
(2) Excludes the cumulative effect of the change in accounting principle on prior years, which resulted in a decrease in net earnings for the year ended October 31, 1999, of $50,101 (net of a $28,798 income tax benefit), or $.51 per share in the three months ended January 31, 1999, $.48 per share in the six months ended April 30, 1999, and $.47 per share in the nine months ended July 31, 1999, and the year ended October 31, 1999.

                                 SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    STEWART ENTERPRISES, INC.




January 6, 2000                     /s/ MICHAEL G. HYMEL
                                    ------------------------
                                    Michael G. Hymel
                                    Vice President -
                                    Corporate Controller and
                                    Chief Accounting Officer